UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2008
ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6127
(Address of principal executive offices)	(zip code)
(713) 621-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 11, 2008, the Compensation Committee (the “Committee”) met and made the following recommendations regarding compensation for certain of the Company’s executive officers. Such recommendations were approved by the Board of Directors in its meeting on April 11, 2008.
Base Salary Adjustments for 2008
The following new base salaries were approved and are effective as of April 1, 2008.

Name	Title	New Base Salary ($)
Daniel F. McNease	Chairman, President and Chief Executive Officer	775,000
David P. Russell	Executive Vice President — Drilling Operations	400,000
Mark A. Keller	Executive Vice President — Business Development	350,000
John L. Buvens, Jr.	Executive Vice President — Legal	318,000
William H. Wells	Vice President — Finance and Chief Financial Officer	318,000
Short-Term Incentive Compensation Award for Fiscal 2008
The Company’s two integrated 2008 short-term incentive compensation plans (a broad-based profit sharing plan and a targeted bonus plan) were also reviewed by the Committee. Any awards under the Bonus Plan will only be made after the Profit Sharing Plan has been fully paid.
As in prior years, the 2008 short-term incentive compensation performance goals are based in part on the results of the Company’s drilling operations, specifically, the Drilling division EBITDA relative to budget. Each participant in the Bonus Plan has an aggregate incentive target that is a percentage of the participant’s base salary. The terms of the 2008 plans are attached as exhibits hereto.
The following officers have the aggregate incentive targets set forth below.

		Target Bonus as
Name	Title	% of Base Salary

Daniel F. McNease	Chairman, President and Chief Executive Officer	100%
David P. Russell	Executive Vice President — Drilling Operations	65%
Mark A. Keller	Executive Vice President — Business Development	60%
John L. Buvens, Jr.	Executive Vice President — Legal	60%
William H. Wells	Vice President — Finance and Chief Financial Officer	60%
Long-Term Incentive Compensation Plan for Fiscal 2008
The Committee and the Board approved awards of restricted stock to certain of the Company’s officers under the 2005 Rowan Companies, Inc. Long-Term Incentive Plan (the “LTIP”) and established performance criteria governing the potential award of additional common stock (the “Performance Shares”). Restricted stock awards cliff vest at the end of the third year from the date of grant in the case of Mr. McNease, and ratably over a three-year service period for all other officers.

		Shares of	Restricted
Name	Title	Restricted Stock	Stock Value(1)
Daniel F. McNease	Chairman, President and Chief Executive Officer	25,806	$1,079,981
David P. Russell	Executive Vice President — Drilling Operations	11,544	483,116
Mark A. Keller	Executive Vice President — Business Development	8,547	357,692
John L. Buvens, Jr.	Executive Vice President — Legal	6,636	277,717
William H. Wells	Vice President — Finance and Chief Financial Officer	6,636	277,717

(1)	Amount is based upon the last reported sales price of Rowan’s common stock on the NYSE on April 11, 2008 of $41.85.
The number of Performance Shares ultimately awarded, if any, is contingent upon the Company’s achievement of the following two metrics: (1) 50% will be determined based on total shareholder return over the three-year period ending on April 11, 2011, relative to a peer group of public companies comparable to the Company and (2) 50% will be determined based on average annual return on capital employed over the three-year period ending on December 31, 2010 against a goal approved by the Committee and Board. Performance Shares awarded to the individuals listed above can range from zero to 200% of a predetermined target, with the maximum awards as follows: McNease — 110,780 shares, Russell — 49,556 shares, Keller — 36,688 shares, Buvens — 28,488 shares, and Wells — 28,488 shares.
The LTIP was filed on Form 8-K on May 10, 2005 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Exhibit Description

10.1	2008 Short-Term Incentive Plans: Profit Sharing Plan and Bonus Plan.

10.2	2005 Long-term Incentive Compensation Plan (incorporated by reference to the Company’s Current Report on Form 8-K dated May 10, 2005).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.
By:	/s/ William H. Wells
William H. Wells
Vice President - Finance and CFO (Principal Financial Officer)

Dated: April 14, 2008

Exhibits

Exhibit
Number	Exhibit Description

10.1	2008 Short-Term Incentive Plans: Profit Sharing Plan and Bonus Plan.

10.2	2005 Long-term Incentive Compensation Plan (incorporated by reference to the Company’s Current Report on Form 8-K dated May 10, 2005).

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